Exhibit 99.1

Caesars Entertainment, Inc. Announces Proposed Offering of Senior Notes

LAS VEGAS and RENO, Nev. (September 10, 2021) – Caesars Entertainment, Inc. (NASDAQ: CZR) (the “Company”) today announced that the Company, intends to offer, subject to market and other conditions, $1,000.0 million aggregate principal amount of senior notes due 2029 (the “Notes”) in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to persons outside the United States under Regulation S of the Securities Act.

The Company intends to apply the net proceeds of the sale of the Notes, together with cash on hand, (i) to tender, redeem, repurchase, defease or satisfy and discharge all of the 5.250% Senior Notes due 2025 of Caesars Resort Collection, LLC, a wholly-owned subsidiary of the Company, together with all accrued interest, fees and premiums thereon, and (ii) to pay fees and expenses related to the foregoing.

The Notes will be offered to persons reasonably believed to be qualified institutional buyers under Rule 144A of the Securities Act and to persons outside the United States under Regulation S of the Securities Act. The Notes will not be registered under the Securities Act, and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Caesars Entertainment, Inc.

Caesars Entertainment, Inc. is the largest casino-entertainment company in the US and one of the world’s most diversified casino-entertainment providers. Since its beginning in Reno, NV, in 1937, Caesars Entertainment, Inc. has grown through development of new resorts, expansions and acquisitions. Caesars Entertainment, Inc.’s resorts operate primarily under the Caesars®, Harrah’s®, Horseshoe®, and Eldorado® brand names. Caesars Entertainment, Inc. offers diversified gaming, entertainment and hospitality amenities, one-of-a-kind destinations, and a full suite of mobile and online gaming and sports betting experiences. All tied to its industry-leading Caesars Rewards loyalty program, the company focuses on building value with its guests through a unique combination of impeccable service, operational excellence and technology leadership. Caesars is committed to its employees, suppliers, communities and the environment through its PEOPLE PLANET PLAY framework. Know When To Stop Before You Start.® Gambling Problem? Call 1-800-522-4700.

Forward-looking Statements

This announcement includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding our strategies, objectives and plans for future development or acquisitions of properties or operations, as well as expectations, future operating results, trends and other information that is not historical information. When used in this report, the terms or phrases such as “anticipates,” “believes,” “projects,” “plans,” “intends,” “expects,” “might,” “may,” “estimates,” “could,” “should,” “would,” “will likely continue,” and variations of such words or similar expressions are intended to identify forward-looking statements. Specifically, forward-looking statements may include, among others, statements concerning the offering or the expected us of proceeds thereof. Such statements are all subject to risks, uncertainties and changes in circumstances that could significantly affect the Company’s future results and business.

Any forward-looking statements are based upon underlying assumptions, including any assumptions mentioned with the specific statements, as of the date such statements were made. Such assumptions are in turn based upon internal estimates and analyses of market conditions and trends, management plans and strategies, economic conditions and other factors. Such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control, and are subject to change. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend upon future circumstances that may not occur. Actual results and trends may differ materially from any future results, trends, performance or achievements expressed or implied by such statements. Forward-looking statements speak only as of the date they are made, and we assume no duty to update forward-looking statements. Forward-looking statements should not be regarded as a representation by us or any other person that the forward-looking statements will be achieved. Undue reliance should not be placed on any forward-looking statements. Some of the contingencies and uncertainties to which any forward-looking statement contained herein are subject include, but are not limited to, the following: (a) the extent and duration of the impact of COVID-19 on the Company’s business, financial results and liquidity; (b) the impact and cost of, and our ability to adapt to, evolving operating procedures in response to continued developments with COVID-19; (c) the impact of actions we have undertaken to reduce costs and improve efficiencies to mitigate losses as a result of the COVID-19 public health emergency, which could negatively impact guest loyalty and our ability to attract and retain our employees; (d) the impact of the COVID-19 public health emergency and resulting unemployment and changes in general economic conditions on discretionary consumer spending and customer demand; (e) our substantial indebtedness and significant financial commitments, including our obligations under our lease arrangements, could adversely affect our results of operations and our ability to service such obligations, react to changes in our markets and pursue development and acquisition opportunities; (f) restrictions and limitations in agreements governing our debt and leased properties could significantly affect our ability to operate our business and our liquidity; (g) risks relating to payment of a significant portion of our cash flow as debt service and rent under the leases of our casino properties with VICI and GLPI; (h) financial, operational, regulatory or other potential challenges that may arise as a result of leasing of a number of our properties; (i) our ability to adapt to the very competitive environments we operate in as we face increasing competition, including through legalization of online betting and gaming; (j) uncertainty regarding the expansion of online betting and gaming, including the impact of such expansion on our brick-and-mortar business and our ability to compete in the online market; (k) the ability to identify suitable acquisition opportunities and realize growth and cost synergies from any future acquisitions; (l) the impact of governmental regulation on our business and the cost of complying or the impact of failing to comply with such regulations; (m) changes in gaming taxes and fees in jurisdictions in which we operate; (n) risks relating to pending claims or future claims that may be brought against us; (o) changes in interest rates and capital and credit markets; (p) our ability to comply with certain covenants in our debt documents and lease arrangements; (q) our ability to collect gaming receivables from our credit customers; (r) the effect of disruptions or corruption to our information technology and other systems and infrastructure; (s) the effect of seasonal fluctuations; (t) our particular sensitivity to energy prices; (u) deterioration in our reputation or the reputation of our brands; (v) our ability to attract and retain customers; (w) our ability to protect the intellectual property rights we own; (x) our ability to expand our sportsbook business and engage in online sportsbook, casino gaming and poker; (y) weather or road conditions limiting access to our properties; (z) the effect of war, terrorist activity, acts of violence, natural disasters, public health emergencies and other catastrophic events; (aa) the intense competition to attract and retain management and key employees in the gaming industry; and (bb) other risks and uncertainties in and our reports on Form 10-K, Form 10-Q and Form 8-K filed with the SEC.

In light of these and other risks, uncertainties and assumptions, the forward-looking events discussed in this press release might not occur. These forward-looking statements speak only as of the date of this press release, even if subsequently made available on our website or otherwise, and we do not intend to update publicly any forward-looking statement to reflect events or circumstances that occur after the date on which the statement is made, except as may be required by law.

Contacts:

Caesars Entertainment, Inc.

Investor Relations:

Brian Agnew, bagnew@caesars.com

Charise Crumbley, ccrumbley@caesars.com

Media Relations:

Kate Whiteley, kwhiteley@caesars.com

Source: Caesars Entertainment, Inc.